SUPPLEMENT DATED NOVEMBER 1, 2005 TO

PROSPECTUSES DATED:

TFLIC FREEDOM ELITE BUILDERSM (May 1, 2005)

TFLIC FREEDOM ELITE BUILDER IISM (May 1, 2005)

TFLIC FREEDOM WEALTH PROTECTORSM (May 1, 2005)

TFLIC FINANCIAL FREEDOM BUILDER SM (May 1, 2003)

Issued through

TFLIC Series Life Account

By

Transamerica Financial Life Insurance Company

The following disclosure supplements the Prospectus:

On November 1, 2005, two portfolios of the AEGON/Transamerica Series Trust changed their names. These portfolios did not change sub-advisers, investment objectives or advisory fees. The Clarion Real Estate Securities was renamed Clarion Global Real Estate Securities, and Van Kampen Emerging Growth portfolio was renamed Van Kampen Mid-Cap Growth.

All references in your prospectus to the Clarion Real Estate Securities subaccount should be read as Clarion Global Real Estate Securities subaccount. All references in your prospectus to Van Kampen Emerging Growth subaccount should be read as Van Kampen Mid-Cap Growth subaccount.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS

AGO1265-11/05